                                                                      Exhibit 99

                                                                          Form 1
                      IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE SOUTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

IN RE:                              :

      OPTICON MEDICAL, INC.         :     CASE NO:  02-53599
      DEBTOR                              CHAPTER 11
                                    :     JUDGE CALDWELL

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                           OPERATING REQUIREMENTS FOR
                           THE PERIOD ENDED: 05/31/02

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of :

                    X       Operating Statement           (Form 2)
                  -----
                    X       Balance Sheet                 (Form 3)
                  -----
                    X       Summary of Operations         (Form 4)
                  -----
                    X       Monthly Cash Statement        (Form 5)
                  -----
                   N/A      Statement of Compensations    (Form 6)
                  -----

               and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect; and, (if not attach written explanation).

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases ARE current. (if not, attach written explanation).

4. No Professional Fees (attorney, accountant, etc.) have been paid without specific court authorization. YES. Explain of separate sheet, if not true.

5.    All United States Trustee Quarterly fees have been paid and are current.
      YES.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.


Dated:  06/18/02         [G.D. Brunner]      /s/ G.D. Brunner
        --------        ------------------------------------------------
                        For Debtor in Possession

                        President and CEO                   614-336-2000
                        ---------------------------------   ------------
                              Title                         Phone

                          SUMMARY OF OPERATIONS                           Form 4

Debtor:  Opticon Medical Inc.    Period Ended:  05/31/02    Case No:  02-53599
         --------------------                   --------              --------

                    SCHEDULE OF POST PETITION TAXES PAYABLE**

----------------------------------------------------------------------------------------------------------
                           BEGINNING BALANCE     ACCRUED/WITHHELD     PAYMENTS/DEPOSITS     ENDING BALANCE
----------------------------------------------------------------------------------------------------------
INCOME TAXES WITHHELD:
----------------------------------------------------------------------------------------------------------
FEDERAL:
----------------------------------------------------------------------------------------------------------
STATE:
----------------------------------------------------------------------------------------------------------
LOCAL:
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
FICA WITHHELD:
----------------------------------------------------------------------------------------------------------
EMPLOYER'S FICA:
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
UNEMPLOYMENT TAX:
----------------------------------------------------------------------------------------------------------
FEDERAL
----------------------------------------------------------------------------------------------------------
STATE
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SALES, USE, & EXCISE TAX:
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
PROPERTY TAXES:
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
OTHERS:
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTALS:
----------------------------------------------------------------------------------------------------------

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST-PETITION ACCOUNTS PAYABLE

-----------------------------------------------------------------------------------------------
      AGE IN DAYS                     0-30         30-60      OVER 60   CHARGED OFF THIS PERIOD
-----------------------------------------------------------------------------------------------
POST PETITION ACCT.'S PAYABLE        31,223         -0-         -0-
-----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE                   -0-           -0-         -0-               -0-
-----------------------------------------------------------------------------------------------

      FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM THE ACCOUNT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT.

      DESCRIBE EVENTS OR FACTORS OCCURRING DURING THIS REPORTING PERIOD MATERIALLY AFFECTING OPERATIONS AND FORMULATION OF A PLAN OF REORGANIZATION.

      **Payroll taxes are current and submitted by ADP.

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

                                                                          Form 5
                                CASH BASIS REPORT
          (BASED UPON A CONSOLIDATED ACCOUNTING OF ALL D-I-P ACCOUNTS)


CASE NAME:        Opticon Medical Inc.

CASE NUMBER:      02-35399

MONTH AND YEAR:   May, 2002

Beginning cash balance (i.e. ending balance from previous report)               $     5042.28
                                                                                -------------

Add:  All receipts for the month.  DO NOT INCLUDE TRANSFERS BETWEEN ACCOUNTS.   $   78,000.00
                                                                                -------------

Deduct:  All disbursements for the month.
         DO NOT INCLUDE TRANSFERS BETWEEN ACCOUNTS.                             $   79,387.89
                                                                                -------------

Net cash flow (receipts minus disbursements)                                    $  - 1,387.89
                                                                                -------------

Ending cash balance (i.e. next month's beginning cash balance)                  $     3654.39
                                                                                -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 REPORT OF UNPAID DELINQUENT POST PETITION TAXES

List all unpaid tax obligations which have accrued after the date of the filing of the Chapter 11 petition (post petition obligations) which are now due and owing (i.e. delinquent), but have in fact not yet been timely paid. DO NOT LIST ANY PRE-PETITION OBLIGATIONS!

--------------------------------------------------------------------------------
         TAXING       TYPE TAX       TAX PERIOD       DUE DATE          AMOUNT
       AUTHORITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Form 5A

                             MONTHLY CASH STATEMENT

Debtor:           Opticon Medical Inc.      Statement for the period:

Case Number:      02-53599                  From: April 30, 2002 to May 31, 2002

Cash Activity Analysis (Cash Basis Only):

--------------------------------------------------------------------------------
                               GENERAL      PAYROLL         TAX
                                 ACCT.        ACCT.         ACCT.       TOTAL
--------------------------------------------------------------------------------
 A.  Beginning Balance:         4,727.82       314.46                   5,042.28
--------------------------------------------------------------------------------
 B.  Receipts:
     Attach separate           78,000.00    24,000.00                 102,000.00
     schedule
--------------------------------------------------------------------------------
 C.  Balance Available:
     (A + B):                  82,727.82    24,314.46                 107,042.28
--------------------------------------------------------------------------------
 D.  Less Disbursements:
     Attach separate           79,485.08    23,902.81                 103,387.89
     schedule
--------------------------------------------------------------------------------
 E.  Ending Balance:
     (D - C)                     3242.74       411.65                   3,654.39
--------------------------------------------------------------------------------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

GENERAL ACCOUNT:
1.    Depository Name & Address:  Fifth Third Bank, P.O. Box 182026, Columbus, OH 43218
                                  -----------------------------------------------------
2.    Account Number:             702-99431
                                  -----------------------------------------------------

PAYROLL ACCOUNT:
1.    Depository Name & Address:  Fifth Third Bank, P.O. Box 182026, Columbus, OH 43218
                                  -----------------------------------------------------
2.    Account Number:             702-99485
                                  -----------------------------------------------------

TAX ACCOUNT:
1.    Depository Name & Address:  n/a - taxes remitted through ADP
                                  -----------------------------------------------------
2.    Account Number:
                                  -----------------------------------------------------


Other monies on hand (specify type and location) (i.e., CD's, petty cash, etc.):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Date:  06/18/02                                 [G.D. Brunner] /s/ G.D. Brunner
       --------                                 ------------------------------
                                                Debtor in Possession

06/18/02
Accrual Basis

                               Opticon - General
                              ACCOUNT QUICKREPORT
                               As of May 31, 2002

                         OPTICON MEDICAL, Inc. 02-53509
                                 Bank Statements

                                           DATE        NUM                   NAME                         AMOUNT         BALANCE
                                           --------------------------------------------------------------------------------------
Cash                                                                                                                     5,042.28
            Fifth Third DIP/General                                                                                      4,727.82
                                           05/03/2002  4262  Ameritech                                     -383.50       4,344.32
                                           05/03/2002  4263  Avaya                                         -147.44       4,196.88
                                           05/03/2002  4264  Bowne of Cleveland, Inc.                      -402.91       3,793.97
                                           05/03/2002  4265  Cleveland Clinic Foundation                 -4,250.00        -456.03
                                           05/03/2002  4266  Corporate Stock Transfer                      -143.69        -599.72
                                           05/03/2002  4267  Glenn Brunner                                 -598.00      -1,197.72
                                           05/03/2002  4268  GreatAmerica Leasing Corp.                    -133.25      -1,330.97
                                           05/03/2002  4269  Post Commerce Center                        -6,365.15      -7,696.12
                                           05/03/2002  4270  Spencer Beaufore                               -49.23      -7,745.35
                                           05/03/2002  4271  Urogynecology Research and Education Fund   -6,000.00     -13,745.35
                                           05/03/2002  4272  Urogynecology Research and Education Fund   -1,500.00     -15,245.35
                                           05/03/2002                                                    25,000.00       9,754.65
                                           05/10/2002                                                    28,000.00      37,754.65
                                           05/13/2002                                                   -12,000.00      25,754.65
                                           05/15/2002  4273  American Express                               -23.19      25,731.46
                                           05/15/2002  4274  Anthem Blue Cross & Blue Shield             -1,469.56      24,261.90
                                           05/15/2002  4275  Anthem Life                                   -178.11      24,083.79
                                           05/15/2002  4276  AT&T                                          -121.70      23,962.09
                                           05/15/2002  4277  Baylor College of Medicine                  -5,040.00      18,922.09
                                           05/15/2002  4278  Catherine King                              -2,086.00      16,836.09
                                           05/15/2002  4279  Catherine King                                 -12.09      16,824.00
                                           05/15/2002  4280  Expanets                                       -56.26      16,767.74
                                           05/15/2002  4281  Imperial Premium Finance, Inc.              -6,424.08      10,343.66
                                           05/15/2002  4282  PR Newswire                                   -185.00      10,158.66
                                           05/15/2002  4283  Steris                                        -150.00      10,008.66
                                           05/15/2002  4284  U.S. Trustee                                  -250.00       9,758.66
                                           05/17/2002  4285  Honorable Commissioner of Trademarks          -150.00       9,608.66
                                           05/17/2002  4286  Master Data Center                          -5,327.02       4,281.64
                                           05/30/2002                                                    25,000.00      29,281.64
                                           05/30/2002                                                   -12,000.00      17,281.64
                                           05/31/2002  4287  Rhiel & Terlecky                            -2,703.00      14,578.64
                                           05/31/2002  4288  Ameritech                                     -246.04      14,332.60
                                           05/31/2002  4289  Avaya                                         -162.44      14,170.16
                                           05/31/2002  4290  Cleveland Clinic Foundation                 -3,500.00      10,670.16
                                           05/31/2002  4291  Corporate Stock Transfer                       -77.47      10,592.69
                                           05/31/2002  4292  Glenn Brunner                                 -779.73       9,812.96
                                           05/31/2002  4293  GreatAmerica Leasing Corp.                    -133.25       9,679.71
                                           05/31/2002  4294  Post Commerce Center                        -6,365.15       3,314.56
                                           05/31/2002                                                       -71.82       3,242.74
                                                                                                        ----------     ----------
            Total Fifth Third DIP/General                                                                -1,485.08       3,242.74

            FIFTH THIRD DIP/PAYROLL                                                                                        314.46
                                           05/08/2002                                                       -21.15         293.31
                                           05/13/2002                                                    12,000.00      12,293.31
                                           05/15/2002                                                    -2,366.02       9,927.29
                                           05/15/2002                                                    -3,691.77       6,235.52
                                           05/15/2002                                                    -1,258.44       4,977.08
                                           05/15/2002                                                       -63.11       4,913.97
                                           05/15/2002                                                    -4,425.25         488.72
                                           05/15/2002                                                       -36.43         452.29
                                           05/30/2002                                                    12,000.00      12,452.29
                                           05/31/2002                                                    -2,366.01      10,086.28
                                           05/31/2002                                                    -3,691.77       6,394.51
                                           05/31/2002                                                    -1,258.44       5,136.07
                                           05/31/2002                                                      -157.14       4,978.93
                                           05/31/2002                                                    -4,446.99         531.94
                                           05/31/2002                                                       -36.43         495.51
                                           05/31/2002                                                       -21.15         474.36
                                           05/31/2002                                                       -62.71         411.65
                                                                                                        ----------     ----------
            Total Fifth Third DIP/Payroll                                                                    97.19         411.65
                                                                                                        ----------     ----------
Total Cash                                                                                               -1,387.89       3,654.39
                                                                                                        ----------     ----------
                                                                                                         -1,387.89       3,654.39
                                                                                                        ==========     ==========

6/18/02
                              OPTICON MEDICAL, INC.
                                  Balance Sheet
                               As of May 31, 2002


                                                              04/30/02        05/31/02
                                                              --------        --------
ASSETS
     CURRENT ASSETS
        CASH                                                     5,042            3,654
        INVESTMENTS                                                  0                0
        PREPAIDS & DEPOSITS                                     11,817           11,782
                                                            ----------       ----------

        ACCOUNTS RECEIVABLE - OTHER                              5,065            5,065
                                                            ----------       ----------
     TOTAL CURRENT ASSETS                                       21,924           20,501

     FIXED ASSETS
        TOOLING                                                135,177          135,177
        LEASEHOLD IMPROVEMENTS                                  35,198           35,198
        FIXTURES & EQUIPMENT                                    76,258           76,258
        ACCUMULATED DEPRECIATION                              (229,158)        (233,130)
                                                            ----------       ----------

     TOTAL FIXED ASSETS                                         17,475           13,503

     OTHER ASSETS
        PATENTS AND LICENSES                                   222,467          222,467
        AMORTIZATION                                           (96,803)         (97,771)
                                                            ----------       ----------
     TOTAL OTHER ASSETS                                        125,664          124,696
                                                            ----------       ----------

TOTAL ASSETS                                                   165,063          158,700
                                                            ==========       ==========

LIABILITIES & EQUITY
     LIABILITIES
        CURRENT LIABILITIES
           ACCOUNTS PAYABLE - PRE PETITION                      48,134           49,884
           ACCOUNTS PAYABLE - POST PETITION                     53,796           31,223
           DIVIDENDS PAYABLE - PRE PETITION                    114,047          114,047
           DIVIDENDS PAYABLE - POST PETITION                    15,853           27,840
           ACCRUED LIABILITIES & OTHER - PRE PETITION           77,283           77,283
           ACCRUED LIABILITIES & OTHER - POST PETITION          43,554           33,707
           NOTES PAYABLE                                        98,000          176,000
           ACCRUED INTEREST                                        735            1,690
        TOTAL CURRENT LIABILITIES                              451,402          511,674

           CAPITAL LEASE OBLIGATIONS                             3,101            3,101
                                                            ----------       ----------

     TOTAL LIABILITIES                                         454,503          514,775

     EQUITY
        COMMON STOCK                                         3,930,455        3,930,455
        ADDL PAID IN CAPITAL                                 3,240,995        3,229,008
        PREFERRED STOCK SERIES A                             1,837,566        1,837,566
        STOCK ISSUE COST                                      (632,866)        (632,866)
        RETAINED EARNINGS                                   (8,319,529)      (8,319,529)
        NET LOSS                                              (346,061)        (400,709)
                                                            ----------       ----------
     TOTAL EQUITY                                             (289,440)        (356,075)
                                                            ----------       ----------

TOTAL LIABILITIES & EQUITY                                     165,063          158,700
                                                            ==========       ==========

6/27/02
                              OPTICON MEDICAL, INC.
                             Statement of Operations
                               As of May 31, 2002


                                                   MONTH OF      MONTH OF        MONTH OF      MONTH OF       MONTH OF
                                                    JAN '02       FEB '02         MAR '02       APR '02        MAY '02        YTD
                                                    -------       -------         -------       -------        -------        ---
     Ordinary Income/Expense
         EXPENSE
            RESEARCH & DEVELOPMENT
              PAYROLL EXPENSES
                 WAGES                                6,563         6,563          6,563         6,563         6,563         32,815
                 EMPLOYEE BENEFITS                      988           621            807           673           690          3,779
                 PAYROLL TAXES & OTHER                  640           537            502           502           502          2,683
              CONSULTING                                  0             0              0             0             0              0
              DEPRECIATION & AMORTIZATION             3,190         3,190          3,190         3,190         3,190         15,950
              EQUIP & FURNITURE                           0             0              0             0             0              0
              FREIGHT AND POSTAGE                         0             0              0            49             0             49
              FMEA & TESTING                              0             0              0           150             0            150
              PATENT EXPENSE                          2,000         2,618          7,560         9,887         2,150         24,215
              PROFESSIONAL SERVICES                       0             0              0             0             0              0
              RENT                                    2,227         2,227          2,227         2,227         2,227         11,135
              RESEARCH AND OFFICE SUPPLIES                0             7            (25)            0             0            (18)
              PRODUCT DEVELOPMENT                         0             0              0             0           243            243
              TRAVEL & ENTERTAINMENT                      0             0              0             0             0              0
                                                    -------       -------       --------       -------       -------       --------
            TOTAL RESEARCH & DEVELOPMENT             15,608        15,763         20,823        23,241        15,565         91,000
            CLINICAL & REGULATORY
              PAYROLL EXPENSES
                 WAGES                                    0             0              0             0             0              0
                 EMPLOYEE BENEFITS                        0             0              0             0             0              0
                 PAYROLL TAXES                            0             0              0             0             0              0
              TRAVEL & ENTERTAINMENT                      0             0              0             0             0              0
              SUPPLIES                                    0             0              0            12             0             12
              PROFESSIONAL SERVICES                      84             0              0             0             0             84
              CONSULTING & CONTRACTING                2,163         2,184          2,240         2,086         2,863         11,536
              CLINICAL TRIALS                           400             0         64,915         5,440             0         70,755
                                                    -------       -------       --------       -------       -------       --------
            TOTAL CLINICAL & REGULATORY               2,647         2,184         67,155         7,538         2,863         82,387
            GENERAL & ADMINISTRATIVE
              PAYROLL EXPENSES
                 WAGES & DEFERRED COMP               15,622        15,678         15,342        15,706        15,587         77,935
                 EMPLOYEE BENEFITS                      475           843          1,016           908         1,000          4,242
                 PAYROLL TAXES & OTHER                1,451         1,328          1,195         1,347         1,220          6,541
              DEPRECIATION & AMORTIZATION             1,750         1,750          1,750         1,750         1,750          8,749
              DUES AND SUBSCRIPTIONS                      0             0              0             0           150            150
              EQUIPMENT  FURNITURE                        0             0              0             0             0              0
              FREIGHT AND POSTAGE                        78           181            122           152             0            533
              INSURANCE                               5,697         5,698          6,199         6,199         6,199         29,992
              INTEREST                                  204           241            498           874         1,317          3,134
              OFFICE SUPPLIES & EXPENSE                  43           137            161            48            71            460
              PROFESSIONAL FEES                           0             0              0             0             0              0
                 AUDIT & ACCOUNTING                     131            73             35         1,864            73          2,176
                 LEGAL FEES                               0         2,903         28,848        14,157         3,180         49,088
                 CONSULTING, REPORTING & OTHER       14,000         1,094            450           773           493         16,810
              RENT & FACILITIES                       4,285         4,285          4,285         4,285         4,300         21,440
              TAXES                                      50           161              0             0             0            211
              TELEPHONE & COMMUNICATION                 387         1,269            549           562           302          3,069
              TRAVEL & ENTERTAINMENT                    681           528            783           282           578          2,852
                                                    -------       -------       --------       -------       -------       --------
            TOTAL GENERAL & ADMINISTRATIVE           44,854        36,169         61,233        48,907        36,220        227,382
                                                    -------       -------       --------       -------       -------       --------
         TOTAL EXPENSE                               63,109        54,116        149,211        79,686        54,648        400,769
                                                    -------       -------       --------       -------       -------       --------

     NET ORDINARY INCOME (LOSS)                     (63,109)      (54,116)      (149,211)      (79,686)      (54,648)      (400,769)

         INTEREST INCOME                                 60             0              0             0             0             60
                                                    -------       -------       --------       -------       -------       --------

NET INCOME (LOSS)                                   (63,049)      (54,116)      (149,211)      (79,686)      (54,648)      (400,709)
                                                    =======       =======       ========       =======       =======       ========


                                                   3/21/2002 -     3/21/2002 -    3/21/2002 -
                                                    3/31/02         4/30/02        4/30/02
                                                    -------         -------        -------
     Ordinary Income/Expense
         EXPENSE
            RESEARCH & DEVELOPMENT
              PAYROLL EXPENSES
                 WAGES                                3,281          9,844         16,407
                 EMPLOYEE BENEFITS                      752          1,425          2,115
                 PAYROLL TAXES & OTHER                  251            753          1,255
              CONSULTING                                  0              0              0
              DEPRECIATION & AMORTIZATION             1,053          4,243          7,433
              EQUIP & FURNITURE                           0              0              0
              FREIGHT AND POSTAGE                         0             49             49
              FMEA & TESTING                              0            150            150
              PATENT EXPENSE                              0          9,887         12,037
              PROFESSIONAL SERVICES                       0              0              0
              RENT                                        0          2,227          4,454
              RESEARCH AND OFFICE SUPPLIES                0              0              0
              PRODUCT DEVELOPMENT                         0              0            243
              TRAVEL & ENTERTAINMENT                      0              0              0
                                                   --------       --------       --------
            TOTAL RESEARCH & DEVELOPMENT              5,337         28,578         44,143
            CLINICAL & REGULATORY
              PAYROLL EXPENSES
                 WAGES                                    0              0              0
                 EMPLOYEE BENEFITS                        0              0              0
                 PAYROLL TAXES                            0              0              0
              TRAVEL & ENTERTAINMENT                      0              0              0
              SUPPLIES                                    0             12             12
              PROFESSIONAL SERVICES                       0              0              0
              CONSULTING & CONTRACTING                2,240          4,326          7,189
              CLINICAL TRIALS                        82,145         87,585         87,585
                                                   --------       --------       --------
            TOTAL CLINICAL & REGULATORY              84,385         91,923         94,786
            GENERAL & ADMINISTRATIVE
              PAYROLL EXPENSES
                 WAGES & DEFERRED COMP                7,671         23,377         38,964
                 EMPLOYEE BENEFITS                      764          1,672          2,672
                 PAYROLL TAXES & OTHER                  587          1,934          3,154
              DEPRECIATION & AMORTIZATION               577          2,327          4,077
              DUES AND SUBSCRIPTIONS                      0              0            150
              EQUIPMENT  FURNITURE                        0              0              0
              FREIGHT AND POSTAGE                        26            178            178
              INSURANCE                                   0          6,199         12,398
              INTEREST                                  127          1,001          2,318
              OFFICE SUPPLIES & EXPENSE                 141            189            260
              PROFESSIONAL FEES                           0              0              0
                 AUDIT & ACCOUNTING                      35          1,899          1,972
                 LEGAL FEES                               0         14,157         17,337
                 CONSULTING, REPORTING & OTHER          144            917          1,410
              RENT & FACILITIES                       6,365         10,650         14,950
              TAXES                                       0              0              0
              TELEPHONE & COMMUNICATION                 299            861          1,163
              TRAVEL & ENTERTAINMENT                      0            282            860
                                                   --------       --------       --------
            TOTAL GENERAL & ADMINISTRATIVE           16,736         65,643        101,862
                                                   --------       --------       --------
         TOTAL EXPENSE                              106,458        186,144        240,791
                                                   --------       --------       --------

     NET ORDINARY INCOME (LOSS)                    (106,458)      (186,144)      (186,144)

         INTEREST INCOME                                  0              0              0
                                                   --------       --------       --------

NET INCOME (LOSS)                                  (106,458)      (186,144)      (240,791)
                                                   ========       ========       ========

6/18/02
                              OPTICON MEDICAL, INC.
                              Cash Flow Statement
                               As of May 31, 2002

                                                             MONTH OF
                                                              May '02          YTD
     OPERATING ACTIVITIES
        NET LOSS                                              (54,647)      (400,709)
        ADJUSTMENTS TO RECONCILE NET INCOME
        TO NET CASH PROVIDED BY OPERATIONS:
           (INC)/DEC IN PREPAID ASSETS                             35          2,653
           ACCOUNTS RECEIVABLE - OTHER                              0              0
           DEPRECIATION                                         3,972         19,858
           AMORTIZATION                                           968          4,839
           INC/(DEC) IN ACCOUNTS PAYABLE                      (20,823)        27,715
           INC/(DEC) IN CREDIT CARD LIABILITY                       0              0
           INC/(DEC) IN DIVIDENDS PAYABLE                      11,987        107,028
           INC/(DEC) IN ACCRUED LIABILITIES                    (8,893)        32,487
                                                              -------       --------
     NET CASH USED IN OPERATING ACTIVITIES                    (67,401)      (206,129)
     INVESTING ACTIVITIES
        FIXED ASSETS:FIXTURES AND EQUIPMENT                         0              0
        INTANGIBLE  ASSETS : PATENTS                                0              0
                                                              -------       --------
     NET CASH USED IN INVESTING ACTIVITIES                          0              0
     FINANCING ACTIVITIES
        LOAN PAYABLE                                           78,000        176,000
        CAPITAL LEASE OBLIGATIONS                                   0           (249)
        APIC-CONVERSION, WARRANTS & OTHER                     (11,987)       (81,527)
        COMMON STOCK                                                0              0
        PREFERRED STOCK                                             0              0
        STOCK ISSUE COST                                            0              0
                                                              -------       --------
     NET CASH PROVIDED BY (USED) IN FINANCING
            ACTIVITIES                                         66,013         94,224
  NET CASH DECREASE FOR PERIOD                                 (1,388)      (111,905)
  CASH AT BEGINNING OF PERIOD                                   5,042        115,559
                                                              -------       --------
CASH AT END OF PERIOD                                           3,654          3,654
                                                              =======       ========